Assets Held for Sale	12 Months Ended
Dec. 31, 2023
Assets Held For Sale [Abstract]
Assets Held for Sale

Note 11
Assets Held for Sale
At December 31, 2023, the company classified $675 of net properties, plant and equipment as “Assets held for sale” on the Consolidated Balance Sheet. These assets are associated with upstream operations that are anticipated to be sold in the next 12 months. The revenues and earnings contributions of these assets in 2023 were not material.